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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 20, 2005

                              SiVault Systems, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

         0-30711                                  98-0209119
   ------------------                       --------------------------
(Commission File Number)                (IRS Employer Identification No.)

 500 Fifth Avenue, Suite 1650, New York, New York                     10110-0002
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 931-5760
                              ---------------------
               Registrant's telephone number, including area code

   --------------------------------------------------------------------------
          (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 20, 2005, SiVault Systems, Inc. ("SiVault") completed the sale of $3 million aggregate principal amount of its Convertible Notes (the "Notes"), pursuant to the terms of Subscription Agreements dated as of November 23, 2004, among SiVault and the purchasers named therein (the "Purchasers"), (the "Purchase Agreement"). An initial funding of $1,500,000 was received by SiVault on November 23, 2004.

In connection with the agreed issuance of Notes, SiVault also issued Class A Common Stock Purchase Warrants ("Warrants") dated January 19, 2005 to the Purchasers, a copy of which is attached hereto as Exhibit 4.1. The Warrants allow the purchasers to acquire up to thirty percent (30%) of the shares issuable upon conversion of the Notes, at an exercise price of $3.00 per share. SiVault has filed a registration statement with the Securities and Exchange Commission ("SEC") covering resales of SiVault common stock issuable upon conversion of the Notes or exercise of the Warrants. Also in connection with the Purchase Agreements, the Company previously entered into Lock-Up Agreements with certain of its stockholders, dated as of November 23, 2004, pursuant to which such stockholders have agreed not to sell or dispose of Company securities owned by them for a period of six months following the date on which the registration statement was declared effective by the SEC, January 14, 2005.

The Notes will be convertible, at the option of the holder at any time on or prior to maturity, into shares of SiVault common stock, at a conversion price of $2.25 per share, subject to adjustments. Interest on the Notes will be payable monthly, beginning on June 1, 2005. The Notes will accrue interest at a floating rate, equal to the Prime Rate as published in the WSJ, plus 3% per annum on the principal amount. The Notes will mature on January 19, 2008.

The Notes are secured by all of the assets of SiVault and its subsidiaries and will have priority in right of payment with all of its existing unsecured and unsubordinated indebtedness. Approximately $1.3 Million of the proceeds of this sale was used to pay-off all outstanding indebtedness owed to Edinburgh Investments LLC.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.


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(c) Exhibits:

1.1 Form of Subscription Agreement, dated as of November 23, 2004, among SiVault Systems, Inc. and the Purchasers. (Incorporated by reference from current report on Form 8-K filed on November 23, 2004).

1.2 Form of Security and Pledge Agreement among SiVault Systems, Inc. and the Purchasers. (Incorporated by reference from current report on Form 8-K filed on November 23, 2004).

4.1 Form of Class A Common Stock dated as of January 19, 2005 issued by SiVault Systems, Inc. to the Purchasers. *

4.2      Form of Convertible Note dated as of January 19, 2005. *

4.3 Form of Lock-Up Agreement dated as of November 23, 2004 between SiVault Systems, Inc. and certain of its stockholders. (Incorporated by reference from current report on Form 8-K filed on November 23, 2004).


*  Filed herewith





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 SIVAULT SYSTEMS, INC.


                                                 /s/ Wayne Taylor
                                                 -------------------------------
                                                 Wayne Taylor
                                                 Interim Chief Financial Officer


Date:  January 24, 2005


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                                  EXHIBIT INDEX


Exhibit:

1.1 Form of Subscription Agreement dated as of November 23, 2004, among SiVault Systems, Inc. and the Purchasers. (Incorporated by reference from current report on Form 8-K filed on November 23, 2004).

1.2 Form of Security and Pledge Agreement among SiVault Systems, Inc. and the Purchasers. (Incorporated by reference from current report on Form 8-K filed on November 23, 2004).

4.1 Form of Class A Common Stock Purchase Warrant dated as of January 19, 2005 issued by SiVault Systems, Inc. to the Purchasers. *

4.2      Form of Convertible Note dated as of January 19, 2005. *

4.3 Form of Lock-Up Agreement dated as of November 23, 2004 between SiVault Systems, Inc. and certain of its stockholders. (Incorporated by reference from current report on Form 8-K filed on November 23, 2004).

*  Filed herewith